PIMCO

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

JANUARY 31, 2003

ANNUAL REPORT

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Strategic Global Government Fund, Inc. (the “Fund”). Founded in 1971, PIMCO currently manages over $312 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

LETTER TO OUR SHAREHOLDERS

Investors’ interest in equities and corporate bonds began to revive during the fourth quarter 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

A powerful U.S. Treasury rally stalled during the final calendar quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, gained 9.46% for the one-year period ended January 31, 2003, even as more volatile asset classes suffered double-digit percentage losses for the year.

Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

Daily news on a potential war in Iraq dominated financial market behavior in January 2003, as both equity and government bond markets declined. The U.S. economy continued to muddle along, and as a result, on January 29th, the FOMC kept its target for the federal funds rate at 1.25%. Its press release stated that, “oil price premiums and other aspects of geopolitical risks have reportedly fostered continued restraint on spending and hiring by businesses.” Restrained by the weakest consumer spending in almost a decade, U.S. economic growth during the fourth quarter expanded at a 1.4% rate (GDP annualized quarterly percent change). U.S. consumer confidence declined to a nine-year low in January as people expected fewer jobs to be created, less income and a weaker economy six months from now. Housing, the one bright spot in the economy, remained strong as U.S. sales of existing homes rose sharply in December, completing the best year ever for residential real estate.

On the following pages you will find specific details as to the Fund’s portfolio and total return investment performance in light of economic and financial market activities.

We are hopeful that 2003 will continue to be a successful year for Fund investors. We appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this annual report.

Sincerely,

Brent R. Harris
Chairman of the Board

February 28, 2003

Annual Report
January 31, 2003

ABOUT THE FUND

Launched in February 1994, PIMCO Strategic Global Government Fund, Inc. (the “Fund”) is a closed-end, intermediate-term bond fund whose primary investment objective is to generate over time a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. The Fund attempts to achieve this objective by investing principally in investment-grade government securities of the United States and other countries.

Unlike an open-end fund, whose shares are bought and sold at their net asset value (“NAV”), shares of most closed-end funds, including the PIMCO Strategic Global Government Fund, Inc., are listed on a stock exchange where they trade at market value. Closing market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund’s NYSE trading symbol is “RCS.” Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron’s in a table titled “Closed-End Funds.”

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares. Please refer to the section below entitled “Dividend Reinvestment Plan” for additional information about the Plan.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-426-5523 to be placed on the Fund’s mailing list.

Annual Report
January 31, 2003

YEAR IN REVIEW

Economic and Market Review

Mortgage-Backed Securities (MBS) held in the portfolio experienced price appreciation during the period, even in the face of rising Treasury yields at the end of 2002 and beginning of 2003. This outperformance was impressive in the face of refinancing activity near historic highs, and heavy new issuance associated with rapid refinancing. Despite these headwinds, strong financial institution and overseas demand sustained premium prices and pushed yields on MBS toward historic lows by January 31, 2003.

Continued global economic weakness caused U.S. Treasury yields to fall during the 12-month period ended January 31, 2003. Economic weakness persisted in this period despite aggressive action by the U.S. Federal Reserve to pursue a policy of expansionary monetary policy in order to improve prospects for economic growth. For the period, U.S. yields fell most in the intermediate portion of the maturity spectrum, with the 2-year and 5-year rates declining the most.  During the same time period, mortgage yields fell slightly more than Treasuries, causing the difference between the two sectors to narrow. The 10-year Treasury yield ended the period at 3.96%, down 1.07% from January 2002. In comparison, the yield on the Lehman Mortgage Index ended the period at 4.76%, down 1.44% from the previous January. While some fixed income sectors lagged Treasuries on a duration-adjusted basis during the period, mortgages were an exception.

Consistent with high levels of prepayments, implied volatility rose during the period. The increase in implied volatility means the bond market’s estimate of the value of the prepayment option, or “embedded” call option to mortgage holders, has increased. Despite this increase in implied volatility, nominal MBS spreads relative to Treasury securities decreased slightly for the period.

Within the mortgage sector, our holdings of Ginnie Mae’s (GNMA) performed in line with their conventional counterparts (FNMA and FHLMC). GNMAs, which are explicitly backed by the U.S. government, generally attract strong overseas demand. Within the period, lower coupon MBS had higher total returns than higher coupon issues, as they are less vulnerable to prepayments. Despite the prepayment protection in lower coupon issues and the record rates of mortgage refinancing activity, extension risk was perceived as a greater threat when Treasury yields started to rise.

Emerging Markets’ momentum carried into January 2003, as the month’s returns helped cap a strong fourth fiscal quarter for the asset class. Emerging Market debt, as measured by the J.P. Morgan Emerging Market Bond Index Plus, gained 8.33% for the fiscal quarter and 13.98% for the 12 months ended January 31, 2003.

Annual Report
January 31, 2003

YEAR IN REVIEW (CONT.)

Brazilian debt again posted strong gains for year-end and was the dominant contributor to the Index’s quarterly 2002 performance, rallying 41% during the period. The combination of strong economic performance and abating investor uncertainty about the new administration’s policy regime has helped returns, as President-elect Luiz Inacio Lula da Silva’s cabinet has demonstrated an adherence to orthodox policy.

Another significant contributor toward the end of the calendar quarter included Peru. Peru asset prices were largely assisted by bank stabilization and normalization in political regimes.

Emerging Markets debt started strong in January 2003, but was challenged later in the month amid growing concerns for U.S. war with Iraq and weakness in the equity markets. Emerging Markets however, managed to maintain another solid month with returns of 1.7% as measured by the JP Morgan Emerging Markets Global Bond Index.

Emerging Market new debt issuance was a massive $12.7 billion in January. In the eyes of many central banks, this was a significant accomplishment, as they were able to successfully issue debt despite the increased Iraq war tensions. In terms of performance, Brazilian debt continued its post-election surge, as their debt rallied another 5.4% in January, in response to further indications of policy continuity of the newly formed Lula government. Another significant outperformer in January was Ecuador (+15.8%).

Dividends

The Fund maintained an uninterrupted and constant dividend throughout the 12-month fiscal period, holding the monthly per share rate steady at $0.074. These dividend payouts, excluding the special dividend, equate to an annualized dividend yield of 7.43% based on the Fund’s NYSE share trading price as of December 31, 2002. In addition, a special dividend of $0.124 per share was declared during mid-December 2002 from ordinary income accumulated over the year in excess of the Fund’s regular distributions.

Performance

For the 12-month period ended January 31, 2003, the Fund delivered a total return investment performance of 11.38% based on net asset value and a 19.96% return based on its NYSE share price. In comparison, the Lehman Brothers Intermediate Aggregate Index, a broad market measure of domestic fixed income performance, returned 8.84% over the same period.

NYSE share price performance was boosted over the fiscal period as the Fund’s trading discount to its net asset value reversed, advancing from a discount of 2.68% on January 31, 2002 to a premium of 5.47% by January 31, 2003.

Annual Report
January 31, 2003

Growth of $10,000 Net Investment in the Fund

The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on February 24, 1994 and held through January 31, 2003, compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index representative of the U.S. taxable fixed income universe. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

Investment Performance for the Periods Ended 1/31/2003

	1 Year	3 Years*	5 Years*	Since Inception 2/24/94*

Net Asset Value	11.38%	12.43%	8.40%	7.70%
NYSE Market Value	19.96%	20.44%	11.77%	9.15%
Lehman Brothers Intermediate Aggregate Bond Index	8.84%	9.85%	7.24%	N/A

* Average annual total return

Past performance is no guarantee of future results. The above chart reflects the total return performance of the PIMCO Strategic Global Government Fund, Inc. (net of expenses and annualized) as compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index representative of the U.S. taxable fixed income universe. The performance data represents past performance, and investment return and principal value will fluctuate so that PIMCO Strategic Global Government Fund, Inc. shares, when redeemed, may be worth more or less their original cost. All results include changes in share price and reinvestment of dividend and capital gain distributions.

Annual Report
January 31, 2003

YEAR IN REVIEW (CONT.)

Quality Ratings

Throughout the 12-month period, the portfolio has maintained a AAA rating average quality. Every portfolio holding is regularly scrutinized and evaluated in an effort to assure that each security retains healthy characteristics and that each remains a viable holding in relation to the portfolio.

Portfolio Composition
By Quality Rating*

*

As rated by Standard & Poor’s or the equivalent by Moody’s or Fitch IBCA. The composition of the Fund is subject to change. The credit quality of the investment in the portfolio is no guarantee to the safety or stability of the Fund.

Portfolio Composition
By Sector**

**	The composition of the Fund is subject to change.

Annual Report
January 31, 2003

FINANCIAL HIGHLIGHTS

Selected Per Share Data:	For the year ended January 31, 2003	For the year ended January 31, 2002		For the year ended January 31, 2001	For the year ended January 31, 2000	For the year ended January 31, 1999

Net asset value, beginning of period	$11.20	$11.14		$10.56	$11.46	$11.91
Net investment income	1.01	0.97		0.95	0.95	0.92
Net realized and unrealized gain (loss) on investments	0.13	0.09		0.64	(0.83)	(0.43)
Total increase from investment operations	1.14	1.06		1.59	0.12	0.49
Less dividends from net investment income	(1.01)	(1.00)		(1.01)	(1.02)	(0.94)

Net asset value, end of period	$11.33	$11.20		$11.14	$10.56	$11.46

Per share market value, end of period	$11.95	$10.90		$10.35	$9.13	$9.88

Total investment return *
Per share market value (a)	19.96%	15.46%		26.13%	2.99%	(3.11)%
Per share net asset value (b)	11.38%	10.23%		17.37%	2.70%	5.32%
Ratios to average net assets
Operating expenses (excluding interest expense)	1.15%	1.15	%(c)(d)	1.19%	1.16%	1.21%
Total operating expenses	1.15%	1.15	%(c)(d)	1.19%	1.73%	1.31%
Net investment income	9.02%	8.74	%(e)	8.95%	8.50%	7.93%
Supplemental data
Net assets, end of period (amounts in thousands)	$395,313	$382,831		$339,872	$322,211	$349,597
Portfolio turnover rate	517%	211%		81%	74%	133%

*	Past performance is no guarantee of future results.
(a)

Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share during the period. Total investment returns exclude the effects of sales loads.

(b)

Total investment return on net asset value is the combination of reinvested dividend income on ex-date, reinvested capital gains distributions on ex-date, if any, and changes in net asset value per share during the period.

(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.18%.
(d)	Ratio includes merger related expenses of 0.04%.
(e)	Ratio of net investment income to average net assets excluding merger related expenses is 8.78%.

Annual Report
See accompanying notes January 31, 2003

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands, except per share amounts	January 31, 2003

Assets:
Investments, at value	$759,777
Cash	2,153
Foreign currency, at value	21
Receivable for investments sold	67,795
Interest and dividends receivable	3,328
Variation margin receivable	11
Other assets	3

Total Assets	833,088

Liabilities:
Payable for financing transactions	$286,582
Payable for investments purchased	78,201
Unrealized depreciation on forward foreign currency contracts	208
Payable for short sales	67,809
Dividends payable	2,582
Written options outstanding	1,640
Accrued investment advisory fee	293
Accrued administration expense	17
Accrued printing expense	29
Accrued custodian expense	43
Accrued audit fee	22
Other liabilities	349

Total Liabilities	437,775

Net Assets	$395,313

Net Assets Consist of:
Capital stock - authorized 500 million shares $0.0001 par value, outstanding 34,889 shares	$5
Additional paid in capital	430,435
(Overdistributed) net investment income	(187)
Accumulated undistributed net realized (loss)	(52,956)
Net unrealized appreciation	18,016

$395,313

Net asset value per share outstanding	$11.33

Cost of Investments Owned	$742,599

Cost of Foreign Currency Held	$20

Annual Report
See accompanying notes January 31, 2003

STATEMENT OF OPERATIONS

Amounts in thousands	For the year ended January 31, 2003

Investment Income:
Interest	$39,321

Total Income	39,321

Expenses:
Investment advisory fees	3,318
Administration expense	205
Transfer agent fees	57
Directors’ fees	101
Printing expense	44
Legal fees	386
Audit fees	20
Custodian fees	133
Interest expense	15
Miscellaneous expense	158
Total Expenses before waivers and reimbursements	4,437
Less: Expenses waived and reimbursed by Investment Manager and Administrator	(2)

Total net expenses	4,435

Net Investment Income	34,886

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	7,127
Net realized loss on foreign currency transactions	(430)
Net realized gain on futures contracts, written options and swaps	391
Net change in unrealized appreciation on investments	2,482
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(1,922)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(594)
Net Gain	7,054

Net Increase in Assets Resulting from Operations	$41,940

Annual Report
See accompanying notes January 31, 2003

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands except per share amounts	Year Ended January 31, 2003	Year Ended January 31, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$34,886	$29,780
Net realized gain	7,088	4,542
Net change in unrealized (depreciation)	(34)	(1,894)

Net increase resulting from operations	41,940	32,428

Distributions to Shareholders:
From net investment income	(37,392)	(30,455)

Total Distributions	(37,392)	(30,455)

Fund Share Transactions:
Issued in reorganization	0	40,986
Issued as reinvestment of distributions (703,596 and 0 shares, respectively)	7,934	0
Net increase resulting from Fund share transactions	7,934	40,986

Total Increase in Net Assets	12,482	42,959

Net Assets:
Beginning of period	382,831	339,872
End of period*	$395,313	$382,831
*Including net undistributed (overdistributed) investment income of:	$(187)	$1,842

Annual Report
See accompanying notes January 31, 2003

SCHEDULE OF INVESTMENTS

	Principal Amount (000s)		Value (000s)

MORTGAGE-BACKED SECURITIES 142.3%
Collateralized Mortgage Obligations 1.7%
Federal Housing Administration
7.430% due 06/01/2024		$4,728	$4,956
General Electric Capital Mortgage Services, Inc.
6.000% due 04/25/2009		1,594	1,614

			6,570

Fannie Mae 87.1%
5.000% due 03/18/2018 (i)		75,000	76,172
5.500% due 11/14/2032 (a)(i)		80,000	81,200
6.000% due 05/01/2031-11/14/2032 (b)(i)		19,106	19,756
6.500% due 03/01/2024-09/01/2032 (b)		91,304	95,223
7.000% due 08/01/2004-09/16/2032 (b)(i)		59,583	62,784
7.500% due 07/01/2026-06/01/2031 (b)		8,555	9,131

			344,266

Freddie Mac 49.5%
6.000% due 04/01/2017		15,013	15,691
6.500% due 08/01/2031-11/14/2032 (b)(i)		155,392	162,097
7.500% due 06/01/2025-11/01/2030 (b)		16,107	17,267
8.000% due 07/01/2024-08/01/2024 (b)		700	762

			195,817

Government National Mortgage Association 4.0%
7.000% due 02/15/2024-05/15/2028 (b)		2,216	2,366
7.500% due 02/15/2006-02/15/2028 (b)		11,705	12,561
8.000% due 06/15/2016-05/15/2022 (b)		877	960
8.500% due 10/15/2016-04/15/2023 (b)		55	62

			15,949

Total Mortgage-Backed Securities (Cost $550,008)			562,602

NON-U.S. SOVEREIGN ISSUES 14.6%
Banque Centrale De Tunisia
7.375% due 04/25/2012		2,000	2,125
Petroliam Nasional Berhad (Petronas)
7.625% due 10/15/2026		2,300	2,416
Republic of Brazil
11.500% due 03/12/2008		2,500	1,994
10.125% due 05/15/2027		3,038	1,891
12.250% due 03/06/2030		9,580	6,778
Republic of Chile
7.125% due 01/11/2012		2,000	2,218
Republic of Ecuador
12.000% due 11/15/2012		2,500	1,577
6.000% due 08/15/2030 (c)		7,712	3,663
Republic of Panama
8.250% due 04/22/2008		2,000	2,075
9.375% due 07/23/2012		3,325	3,558
2.250% due 07/17/2016 (a)		1,919	1,576
Republic of Peru
9.125% due 02/21/2012		10,000	9,710
Russian Federation
11.000% due 07/24/2018		2,680	3,321
12.750% due 06/24/2028 (c)		3,227	4,429
5.000% due 03/31/2030 (c)		4,437	3,647
United Mexican States
8.625% due 03/12/2008		395	454
9.875% due 02/01/2010		1,700	2,053
9.875% due 02/01/2010		3,480	4,219

Total Sovereign Issues (Cost $54,406)			57,704

FOREIGN CURRENCY-DENOMINATED ISSUES (d)(e) 1.9%
United Mexican States
7.375% due 07/06/2006	EC	6,440	7,454

Total Foreign Currency-Denominated Issues (Cost $6,164)			7,454

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures (CME)
Strike @ 96.500 Exp. 03/17/2003		$140,000	$1
Strike @ 95.750 Exp. 03/17/2003		55,000	1

Total Purchased Put Options (Cost $3)			2

SHORT-TERM INSTRUMENTS 33.4%
Commercial Paper 32.9%
ABN AMRO Mortgage Corp.
1.290% due 04/07/2003		1,100	1,097
BP Amoco Capital PLC
1.320% due 03/05/2003		12,000	11,987
Danske Corp.
1.250% due 03/05/2003		10,000	9,990
1.270% due 04/15/2003		6,300	6,284
Eksportfinans ASA
1.270% due 04/02/2003		11,000	10,977
Fannie Mae
1.275% due 05/21/2003		12,100	12,053
Freddie Mac
1.250% due 05/29/2003		10,400	10,357
HBOS Treasury Services PLC
1.320% due 03/20/2003		9,000	8,985
1.770% due 03/27/2003		10,700	10,673
Lloyds TSB Bank PLC
1.300% due 03/11/2003		2,600	2,597
Royal Bank of Scotland Group PLC
1.310% due 02/27/2003		10,200	10,191
1.245% due 02/28/2003		7,600	7,593
Svenska Handlesbank, Inc.
1.250% due 02/28/2003		6,000	5,995
1.260% due 02/28/2003		5,200	5,195
1.295% due 03/07/2003		1,200	1,199
UBS Finance, Inc.
1.320% due 03/05/2003		10,900	10,888
1.280% due 04/09/2003		3,100	3,093
1.265% due 04/15/2003		900	898

			130,052

Repurchase Agreement 0.4%
State Street Bank
1.050% due 02/03/2003		1,508	1,508
(Date 01/31/2003. Collateralized by Federal Home Loan Bank 2.000% due 11/15/2004 valued at $1,539. Repurchase Proceeds are $1,508.)
U.S. Treasury Bills 0.1%
1.187% due 02/13/2003-02/20/2003 (b)(f)		455	455

Total Short-Term Instruments (Cost $132,018)			132,015

Total Investments 192.2%			$759,777
(Cost $742,599)
Written Options (g) (0.4%)			(1,640)
(Premiums $2,284)
Other Assets and Liabilities (Net) (91.8%)			(362,824)

Net Assets 100.0%			$395,313

Annual Report
See accompanying notes January 31, 2003

SCHEDULE OF INVESTMENTS (CONT.)

Notes to Schedule of Investments
(amounts in thousands, except number of contracts):

(a) Variable rate security. The rate listed is as of January 31, 2003.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

(d) Foreign forward currency contracts outstanding at January 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized (Depreciation)

Sell	EC	2,738	02/2003	$(208)

(e) Principal amount denoted in indicated currency:

EC - Euro

(f) Securities with an aggregate market value of $455 have been segregated with the custodian to cover margin requirements for the following open futures contracts at January 31, 2003:

	# of Contracts	Unrealized Appreciation

U.S. Treasury 30 Year Bond (03/2003)	10	$30
Eurodollar December Futures (12/2003)	161	364

		$394

(g) Premiums received on written options:

Type	# of Contracts	Premium	Value

Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 6.000 Exp. 10/07/2004	34,600,000	$1,100	$1,049
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 10/07/2004	34,600,000	868	421
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.000 Exp. 11/12/2003	12,900,000	110	58
Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.000 Exp. 11/12/2003	11,900,000	87	53
Call - CME Eurodollar December Futures
Strike @ 98.750 Exp. 12/15/2003	97	28	26
Call - CBOT U.S. Treasury Note March Futures
Strike @ 117.000 Exp. 02/22/2003	32	7	2
Put - CBOT U.S. Treasury Note March Futures
Strike @ 109.000 Exp. 02/22/2003	72	60	2
Call - CBOT U.S. Treasury Note June Futures
Strike @ 116.000 Exp. 05/24/2003	40	24	29

		$2,284	$1,640

(h) Short sales open at January 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Notes	5.000	02/15/2011	$62,400	$67,809	$67,795

(i) Security, or a portion thereof, subject to financing transaction.

Annual Report
See accompanying notes January 31, 2003

NOTES TO FINANCIAL STATEMENTS

1. General Information

The PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a non-diversified, closed-end investment management company. The stock exchange symbol of the Fund is RCS. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Net asset value per share is determined as of 4:00 p.m., Eastern Time, no less frequently than every Thursday of each week (except where such Thursday is not a business day, then the first business day immediately succeeding such Thursday). Short-term investments which mature in sixty days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. The security pricing methodology used by the Fund for certain securities was conformed to the mean of the bid/asked spread during the period, resulting in an increase to the net asset value of the Fund of less than one cent per share effective July 26, 2002.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Borrowing Under Mortgage Dollar Rolls and Forward Commitments. The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At January 31, 2003, there were $290,244,406 in dollar roll commitments.

Leverage. The Fund is authorized to borrow funds and utilize leverage subject to certain limitations under the Act. The Fund’s ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. The use of leverage increases the overall duration risk of the Fund, and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing has not been used, reducing the amount available for distribution to shareholders.

Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the

Annual Report
January 31, 2003

NOTES TO FINANCIAL STATEMENTS (CONT.)

Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders. The Fund intends to distribute all or a portion of its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund

Annual Report
January 31, 2003

writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Restricted Securities. The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. The Fund has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly, PIMCO Advisors L.P. and serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.85% based on average weekly net assets of the Fund during the month.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a monthly administrative fee at an annual rate of 0.05% based on average weekly net assets of the Fund during the month.

Expenses. The Fund is responsible for the following expenses: (i) independent accountants’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees; (vi) brokerage fees and commissions and other portfolio transaction expenses; (vii) the costs of borrowing money, including interest expense; (viii) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (ix) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. Effective July 1, 2002, each Independent Director receives from the Fund an annual retainer of $10,000, plus $2,000 for regular meeting of the Board of Directors, $1,500 for each special meeting of the Board, and $1,000 for each committee meeting, in each case attended either in person or telephonically, plus reimbursement related expenses.

4. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PIMCO Strategic Global Government Fund, Inc.

Premium

Balance at 01/31/2002	$0
Sales	2,293
Closing Buys	(9)
Expirations	0
Exercised	0

Balance at 01/31/2003	$2,284

Annual Report
January 31, 2003

NOTES TO FINANCIAL STATEMENTS (CONT.)

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended January 31, 2003, were as follows (amounts in thousands):

	U.S. Government/Agency		Non-U.S. Government/Agency

	Purchases	Sales	Purchases	Sales

PIMCO Strategic Global Government Fund, Inc.	$7,490,123	$7,372,514	$122,989	$264,910

6. Changes in Fund Management and Administration

Effective February 8, 2002, Pacific Investment Management Company LLC (PIMCO), assumed management responsibilities for the Fund pursuant to an interim investment management agreement. The Board, including a majority of Independent Directors, approved a new investment management agreement with PIMCO on March 19, 2002. Shareholder approved for the new investment management agreement at the 2002 Annual Meeting of Shareholders, which was held on June 21, 2002. In connection with approving the transition of Fund management to PIMCO, the Board also approved a change in the Fund’s corporate name to “PIMCO Strategic Global Government Fund, Inc.”, which became effective on March 19, 2002.

For the period from February 1, 2002 to February 8, 2002, Dresdner RCM Global Investors, LLC (“Dresdner RCM”), the Fund’s prior investment manager, provided investment advice to the Fund for a fee calculated pursuant to an investment management agreement at the annual rate of 0.95% of the Fund’s average daily net assets. In connection with the merger of Dresdner RCM Global Strategic Income Fund, Inc. into the Fund, which was effective January 18, 2002, the Fund and Dresdner RCM entered into an agreement whereby Dresdner RCM would (i) waive its management fee in excess of a rate of 0.75% per annum for those assets of the Fund following the merger that exceeded the Fund’s pre-merger net assets level (resulting in an effective advisory fee, i.e., fees divided by net assets of approximately 0.93%), and (ii) waive a portion of its management fee payable by the Fund during the first year following the merger as might be necessary to ensure that the Fund’s total operating expenses for that period, plus non-recurring merger-related expenses, would be at least $75,000 less than what the Fund’s operating expenses were projected to be using an estimated expense ratio computed on the assumption that the merger had not occurred.

Under the Terms of the new investment management agreement approved by the Board and shareholders, PIMCO provides investment advisory services to the Fund for a fee calculated at an annual rate of 0.85% of the Fund’s average weekly net assets. The Board also approved an administrative services agreement pursuant to which PIMCO replaced State Street Bank and Trust Company as the Fund’s administrator and provides certain administrative services to the Fund for a monthly fee calculated at the annual rate of 0.05% of the Fund’s average weekly net assets.

The Fund’s prior administrator was compensated by the Fund in accordance with the following schedule: 0.06% on the first $250 million of the Fund’s average daily net assets, 0.03% of the next $250 million of average daily net assets and 0.01% on average daily net assets in excess of $500 million; and an annual accounting fee of $90,000. At the Fund’s net asset level on February 1, 2002, this formula would have resulted in an effective fee of approximately 0.07% per annum of the Fund’s net assets.

Pasi Hamalainen and Daniel J. Ivascyn at PIMCO have been primarily responsible for the day to day management of the Fund’s portfolio since February 8, 2002. Mr. Hamalainen is a Managing Director, generalist portfolio manager and a member of PIMCO’s investment committee. Mr. Hamalainen joined PIMCO in 1994. Mr. Ivascyn is a Senior Vice President, portfolio manager and a member of PIMCO’s mortgage team. Mr. Ivascyn joined PIMCO in 1998.

Annual Report
January 31, 2003

7. Federal Income Tax Matters

As of January 31, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)

PIMCO Strategic Global Government Fund, Inc.	$0	$0	$418	$0	$(52,293)	$(238)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.
(2)	Capital loss carryovers expire in varying amounts through January 31, 2009. Amount excludes a capital loss carryover of $3,122,018 that expired in 2003.
(3)	Capital losses realized during the period November 1, 2002 through January 31, 2003 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of January 31, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation /(Depreciation)(4)

PIMCO Strategic Global Government Fund, Inc.	$742,791	$19,713	$(2,727)	$16,986

(4)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and differences in the timing of income recognition on certain bonds for federal income tax purposes.

For the fiscal year ended January 31, 2003, the Fund made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

PIMCO Strategic Global Government Fund, Inc.	$37,392	$0	$0

Annual Report
January 31, 2003

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Shareholders of PIMCO Strategic Global Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of PIMCO Strategic Global Government Fund, Inc. (hereafter referred to as the “Fund”) at January 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2003, by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
March 19, 2003

Annual Report
January 31, 2003

PRIVACY POLICY

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

This Privacy Policy applies to the following entities: PIMCO Advisors L.P., Pacific Investment Management Company LLC, PIMCO Equity Advisors, Cadence Capital Management, NFJ Investment Group, Parametric Portfolio Associates, PIMCO Advisors Distributors LLC, PIMCO Funds: Multi-Manager Series, PIMCO Funds: Pacific Investment Management Series, PIMCO Specialty Markets, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

Annual Report
January 31, 2003

DIVIDEND REINVESTMENT PLAN

What is the Dividend Reinvestment Plan for PIMCO Strategic Global Government Fund, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. EquiServe Trust Co., N.A. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

Annual Report
January 31, 2003

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by EquiServe Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Strategic Global Government Fund, Inc.
c/o EquiServe Trust Co., N.A.
P.O. Box 43011
Providence, RI 02940-3011
Telephone: 800-426-5523

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to EquiServe Trust Co., N.A.. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Annual Report
January 31, 2003

MANAGEMENT OF THE FUND INFORMATION (UNAUDITED)

The chart below identifies the Directors and Officers of the Fund. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Directors of the Fund

Name, Age and Position Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Public Directorships Held by Director

Non-Interested Directors
Carter W. Dunlap, Jr. (47) Director	06/2002 to Present	Principal, Dunlap Equity Management (investment advisory).	1	None
Francis E. Lundy (65) Director	02/1994 to Present	Chairman and President, Technical Instrument – San Francisco. Formerly, Vice President, Zygo Corporation (technology manufacturing and sales).	1	Director, Industrialex Manufacturing Corp. (coating and application techniques for electronics industry).
James M. Whitaker (60) Director, Vice Chairman of the Board	02/1994 to Present	Attorney at Law, sole practitioner.	1	None
Gregory S. Young (45) Director	03/2001 to Present	Principal, Teton Capital Management (private equity venture capital).	1	None
Interested Director
Brent R. Harris * (43) Director, Chairman, President	02/2002 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	71	None

*	Mr. Harris is an “interested person” of the Fund (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

**	Term of Office is 3 years.

Annual Report
January 31, 2003

Executive Officers of the Fund

Name, Age and Position Held with the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

R. Wesley Burns (43) Senior Vice President	02/2002 to Present	Director, PIMCO. Formerly, Managing Director, PIMCO.
Mohamed El-Erian (44) Senior Vice President	02/2002 to Present	Managing Director, PIMCO. Formerly, Managing Director, Salomon Smith Barney/Citibank.
Pasi Hamalainen (35) Senior Vice President	02/2002 to Present	Managing Director, PIMCO.
Daniel J. Ivascyn (33) Senior Vice President	02/2002 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Jeffrey M. Sargent (40) Senior Vice President	02/2002 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Henrik P. Larsen (32) Vice President	02/2002 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Michael J. Willemsen (43) Vice President	02/2002 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (56) Secretary	02/2002 to Present	Specialist, PIMCO.
John P. Hardaway (45) Treasurer	02/2002 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Erik C. Brown (35) Assistant Treasurer	02/2002 to Present	Vice President, PIMCO. Formerly, Tax Senior Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers, LLP.

***The officers of the Fund are re-appointed annually by the Board of Directors.

Annual Report
January 31, 2003

PROXY VOTING RESULTS

The 2002 Annual Meeting of the Fund’s shareholders was held on June 21, 2002. The result of votes taken among shareholders on the proposals presented at the meeting are listed below.

Proposal 1

To elect three Directors to the Board of Directors of the Fund.

	# of Shares Voted	% of Shares Voted

Carter W. Dunlap, Jr.
For	32,690,428	98.94%
Withheld	349,939	1.06%
Total	33,040,367	100.00%
Brent R. Harris
For	32,689,765	98.94%
Withheld	350,602	1.06%
Total	33,040,367	100.00%
James M. Whitaker
For	32,586,354	98.63%
Withheld	454,013	1.37%
Total	33,040,367	100.00%

Francis E. Lundy and Gregory S. Young continued in office as Directors.

Proposal 2

To approve a new investment management agreement between the Fund and PIMCO.

	# of Shares Voted	% of Shares Voted

For	32,316,470	97.81%
Against	284,747	0.86%
Abstain	439,150	1.33%
Total	33,040,367	100.00%

The 2003 Annual Meeting of Shareholders of the Fund is currently expected to be held on or about June 20, 2003.

Annual Report
January 31, 2003

OTHER INFORMATION

Investment Manager and Administrator
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, California 92660

Transfer Agent
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, Rhode Island 02940

Custodian
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray
One International Place
Boston, Massachusetts 02110

Independent Auditors
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, Missouri 64105

PIMCO
STRATEGIC
GLOBAL
GOVERNMENT
FUND, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.